UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 2020

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	1-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $.001 Per Share	PESI	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Executive Officer of the Company

Executive Vice President (“EVP”) of Nuclear and Technical Services

On January 16, 2020, Perma-Fix Environmental Services, Inc.’s (the “Company”) Board of Directors (the “Board”) elected Mr. Andy Lombardo (age 60) to the position of EVP of Nuclear and Technical Services and an executive officer of the Company. Since joining the Company in 2011, Mr. Lombardo has held the positions of Senior Vice President of Nuclear and Technical Services of a subsidiary of the Company.

Mr. Andrew Lombardo, a Certified Health Physicist (“CHP”), has over 35 years of management and technical experience in the commercial nuclear reactor market, the U.S Department of Energy (“DOE”) and the U.S. Department of Defense (“DOD”) environmental and construction markets as a senior director, senior project manager, senior CHP and chemist. Prior to joining the Company, Mr. Lombardo held the position of Vice President of Technical Services for Safety and Ecology Corporation (“SEC”) prior to the acquisition of SEC by the Company in 2011. In his positions with both the Company and SEC, Mr. Lombardo procured and performed greater than $20M a year in health physics and radioactive material management projects across the DOE and DOD complex while managing a professional staff of engineers and health physicists and an instrumentation laboratory. Prior to his employment with the Company and SEC, he managed decommissioning projects for two engineering firms which included the successful deployment of soil segregation technology, resulting in client savings of more than $100M in transportation and disposal costs. During this time, he developed an expertise characterizing and managing naturally occurring radioactive material (“NORM”) and technologically enhanced NORM (“TENORM”) waste streams across multiple industries including oil and gas exploration and production. As a result of his expertise, he was recently appointed to the National Council on Radiation Protection and Measurement Committee to provide a commentary on the generation and disposal of TENORM waste. Mr. Lombardo began his career as a chemist and health physicist for the Duquesne Light Company at two commercial reactor sites and one joint DOE/Naval Reactors Duquesne Light test reactor in Shippingport, PA. Mr. Lombardo is certified in comprehensive practice of health physics, has a M.S. degree in Health Physics from the University of Pittsburgh and a B.S. in Natural Sciences from Indiana University of Pennsylvania.

There is no family relationship between Mr. Lombardo and any director or executive officer of the Company.

There are no transactions involving Mr. Lombardo and the Company requiring to be reported under Item 404(a) of Regulation S-K except as disclosed below.

Executive Compensation:

Salary

On January 16, 2020, the Board, with the approval of the Compensation and Stock Option Committee (the “Compensation Committee”), approved the following salary increase for the Company’s following officers effective January 1, 2020:

●	Annual base salary for Mark Duff, CEO and President, was increased to $344,400 from $287,000.
●	Annual base salary for Ben Naccarato, who was promoted to EVP and CFO from VP and CFO, was increased to $280,000 from $235,231; and
●	Annual base salary for Andy Lombardo, who was promoted to EVP of Nuclear and Technical Services as discussed above, was increased to $280,000 from $258,662, which was the amount that Mr. Lombardo was receiving prior to being named an executive officer of the Company.

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Management Incentive Plans (“MIPs”)

On January 16, 2020, the Company’s Compensation Committee and the Board approved individual MIPs for the calendar year 2020 for Mark Duff, our Chief Executive Officer (the “CEO”); Ben Naccarato, our EVP and Chief Financial Officer (the “CFO”); Dr. Louis Centofanti, our EVP of Strategic Initiatives and Andy Lombardo, our EVP of Nuclear and Technical Services. The MIPs are effective January 1, 2020 and applicable for year 2020. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 150% of the 2020 base salary for the CEO ($17,220 to $516,600), 5% to 100% of the 2020 base salary for the CFO ($14,000 to $280,000), 5% to 100% of the 2020 base salary for the EVP of Strategic Initiatives ($11,667 to $233,336) and 5% to 100% of the 2020 base salary for the EVP of Nuclear and Technical Services ($14,000 to $280,000).

The performance compensation payable under each MIP for the CEO, CFO and EVP of Strategic Initiatives is based upon meeting certain corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health and safety, and environmental compliance (permit and license violations) targets and objectives during fiscal year 2020 from our operations, with such targets and objectives approved by the Company’s Board. The performance compensation payable under the MIP for the EVP of Nuclear and Technical Services is based upon meeting certain corporate revenue, EBITDA, health and safety, and cost performance index (“CPI”) (a metric used in measuring project performance) The Compensation Committee believe performance compensation payable under each of the MIPs should be based on achievement of EBITDA, a non-GAAP (Generally Accepted Accounting Principles) financial measurement, as the Company believes that this target provides a better indicator of operating performance as it excludes certain non-cash items. EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP.

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2020.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total paid to the CEO, CFO, EVP of Strategic Initiatives and EVP of Nuclear and Technical Services will not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation.

Each MIP is briefly described below, and the descriptions contained herein are qualified by reference to the respective MIPs attached as exhibits 99.1 to 99.4 to this Report.

CEO MIP:

2020 CEO performance compensation is based upon meeting certain corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2020 from our operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the CEO’s 2020 base salary. For this compensation, 60% is based on the EBITDA goal, 10% on the revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2020, and the remaining 15% on the number of notices alleging environmental, health, or safety violations under our permits or licenses that occur during the fiscal year 2020. At achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 75% to 150% of the CEO’s 2020 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CEO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$344,400
Performance Incentive Compensation Target (at 100% of MIP):	$172,200
Total Annual Target Compensation (at 100% of MIP):	$516,600

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CFO MIP:

2020 CFO performance compensation is based upon meeting certain corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2020 from our operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the CFO’s 2020 base salary. For this compensation, 75% is based on EBITDA goal, 10% on revenue goal, 7.5% on the number of health and safety claim incidents that occur during fiscal year 2020, and the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CFO’s 2020 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CFO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our Board approved revenue target and EBITDA target. The 2020 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

EVP of Strategic Initiatives MIP:

2020 EVP of Strategic Initiatives performance compensation is based upon meeting certain corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2020 from our operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the EVP of Strategic Initiatives’ 2020 base salary. For this compensation, 75% is based on EBITDA goal, 10% on revenue goal, 7.5% on the number of health and safety claim incidents that occur during fiscal year 2020, and the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the EVP of Strategic Initiatives’ potential performance compensation is payable at 65% to 100% of the EVP of Strategic Initiatives’ 2020 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the EVP of Strategic Initiatives for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2020 target performance incentive compensation for our EVP of Strategic Initiatives is as follows:

Annualized Base Pay:	$233,336
Performance Incentive Compensation Target (at 100% of Plan):	$116,668
Total Annual Target Compensation (at 100% of Plan):	$350,004

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EVP of Nuclear and Technical Services MIP:

2020 EVP of Nuclear and Technical Services performance compensation is based upon meeting certain corporate revenue, EBITDA, health and safety, and CPI objectives during fiscal year 2020 from our operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the EVP of Nuclear and Technical Services’ 2020 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on CPI goal and the remaining 15% on the number of health and safety claim incidents that occur during fiscal year 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the EVP of Nuclear and Technical Services’ potential performance compensation is payable at 65% to 100% of the EVP of Nuclear and Technical Services’ 2020 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the EVP of Nuclear and Technical Services for achieving the health and safety, CPI target, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our Board approved revenue target and EBITDA target. The 2020 target performance incentive compensation for our EVP of Nuclear and Technical Services is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	2020 Management Incentive Plan for Chief Executive Officer, approved January 16, 2020, but effective January 1, 2020.

99.2	2020 Management Incentive Plan for Chief Financial Officer, approved January 16, 2019, but effective January 1, 2020.

99.3	2020 Management Incentive Plan for EVP of Strategic Initiatives, approved January 16, 2020, but effective January 1, 2020.

99.4	2020 Management Incentive Plan for EVP of Nuclear and Technical Services, approved January 16, 2020, but effective January 1, 2020.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2020

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer

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